UBS Liquid Assets Government Fund

Prospectus | August 28, 2025

This prospectus offers shares of a money market fund primarily to eligible benefit plans, including participants in those plans, that have securities accounts at UBS Financial Services Inc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

UBS Liquid Assets Government Fund

Fund summary

Investment objective

To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. IRA-RMA Program	$175
UBS Financial Services Inc. IRA Program	$100

UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account. Certain types of accounts are not subject to the above referenced program fees.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees*	0.04%
Distribution and/or service (12b-1) fees	None
Other expenses	0.04
Total annual fund operating expenses*	0.08
*

Under its agreement with UBS Asset Management (Americas) LLC (“UBS AM”), the fund reimburses UBS AM for its direct costs and expenses incurred in managing the fund’s portfolio, which are included in “Management fees” above. “Management fees” have been restated to reflect amounts for the current fiscal year. The fund also reimburses UBS AM for its direct costs and expenses in administering the fund. UBS AM’s direct costs for management and administration services exclude any costs attributable to overhead or any profit charge.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Liquid Assets Government Fund	$8	$26	$45	$103

This example does not reflect the above referenced program fees.

Principal strategies

Principal investments

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations. They also may include longer-term bonds that have variable interest rates or other special features (e.g., a put option) that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. Many US government money market instruments, including those in which the fund invests, pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. Government securities subject to repurchase agreements include repurchase agreements that are collateralized fully by government securities.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

Management process

UBS Asset Management (Americas) LLC (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest rate risk: The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates. Securities with longer maturities generally are subject to greater fluctuations in value. Changes in interest rates will likely affect the value of higher-quality securities more than lower-quality securities. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for fund investments.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”),

although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations and the risk that the counterparty does not meet its obligations under the agreement.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. Consequently, the fund may underperform in comparison to other funds with similar objectives and investment strategies.

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Prior to April 15, 2016, the fund was named UBS Liquid Assets Fund, and the fund operated under certain different investment policies. The fund’s preceding historical performance does not represent its current investment policies.

UBS Liquid Assets Government Fund Annual Total Returns

Total return

Total return January 1 to June 30, 2025: 2.13%

Best quarter during years shown—4Q 2023: 1.37%

Worst quarter during years shown—3Q 2021: 0.00% (Actual total return was 0.0034%)

Updated performance information is available by contacting your Financial Advisor at UBS Financial Services Inc. or by calling 1-888-793 8637 (Option #1).

Average annual total returns (for the periods ended December 31, 2024)

One year	5.25%
Five years	2.46
Ten years	1.76

Investment advisor

UBS AM serves as the investment advisor to the fund.

Purchase & sale of fund shares

The fund offers its shares primarily to “eligible benefit plans,” which include: qualified plans with a pooled structure and 403(b) plans, including, in the case of both such plans, accounts opened by participants therein. You must be a client of UBS Financial Services Inc. to purchase fund shares. The fund is offered as a sweep fund for the automatic investment of free credit balances in your securities account. The fund has no minimum to add to an account through the automatic sweep arrangement. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your securities account. Shares may be purchased and redeemed on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

UBS Liquid Assets Government Fund

More information about the fund

Additional information about the investment objective

The fund’s investment objective may not be changed without shareholder approval.

Additional information about investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), (“Rule 2a-7”). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee on fund redemptions which might apply to other types of funds under certain circumstances. (In conformance with Rule 2a-7, the fund’s board has reserved its ability to change this policy, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS Liquid Assets Government Fund

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund’s investments in other money market funds that comply with the definition of a “government money market fund” under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund’s policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

Additional information about principal risks

The main risks of investing in the fund are described below.

Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

Interest rate risk. The value of the fund’s investments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly. Securities with longer maturities generally are subject to greater fluctuations in value. Changes in interest rates will likely affect the value of higher-quality securities more than lower-quality securities. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. There can be no guarantee that any particular government or central bank policy will be continued (or discontinued) or changed, nor that any such policy will have the desired effect on interest rates.

UBS Liquid Assets Government Fund

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. Securities that do not carry the backing of the full faith and credit of the US government are subject to more credit risk than securities that are supported by the full faith and credit of the US government. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements also carry the risk that the counterparty will not fulfill its contractual obligations.

Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural and environmental disasters, recessions, rapid inflation, cyber-attacks or incidents, the imposition of international sanctions, trade disputes and changes in trade regulation (including tariffs or other restrictions on trade), elevated levels

UBS Liquid Assets Government Fund

of government debt, internal unrest and discord, or pandemics or other public health threats could also significantly impact the fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, when prices of securities are negatively impacted by rapid or unexpected changes in interest rates, or as a result of government intervention, political, social, health, economic or market developments.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund. Consequently, the fund may underperform in comparison to other funds with similar objectives and investment strategies.

Additional (non-principal) risks

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Temporary and defensive positioning. During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Cybersecurity risk. The fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or

UBS Liquid Assets Government Fund

malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund’s investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. While the fund’s advisor has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the fund.

UBS Liquid Assets Government Fund

Managing your fund account

Buying shares

The fund offers its shares to qualified benefit plans with pooled account structures and 403(b) retirement plans established as securities accounts at UBS Financial Services Inc.

The terms of your securities account are more fully described in separate materials your Financial Advisor can provide you (the “UBS Account Agreements”). Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Automatic sweep programs. UBS Financial Services Inc. administers cash sweep programs under which free cash balances in certain client securities accounts are automatically “swept” or invested in shares in the fund. The terms and eligibility requirements for the sweep programs are described in the UBS Account Agreements.

Investors who are eligible to have free cash balances swept to shares in the fund are referred to as “eligible participants.”

Selecting and changing your sweep option.

Please refer to the UBS Account Agreements for information on available sweep options, if any, including restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.

Background information. Your purchase of fund shares will be priced at the next determination of net asset value on any business day after federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

The fund, UBS AM and UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

The fund pays no sales commission, sales load or distribution fees to its principal underwriter, UBS AM (US), and its affiliates, or any other person, in connection with the sale of fund shares. Neither UBS AM (US) nor any affiliate exercises any discretion with respect to the timing or frequency of the automatic investment of free cash balances.

Please consult your Financial Advisor at UBS Financial Services Inc. for more information about the automatic purchase feature.

All free cash balances in securities accounts of $1.00 or more (or for IRAs, of $0.01 or more), including proceeds from the securities you have sold, are automatically invested in your sweep option on a daily basis for settlement the same day. There is no sales charge or commission paid for the automatic purchase of shares.

UBS Liquid Assets Government Fund

Minimum investments

The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time.

Benefit plans and accounts eligible to buy fund shares

Eligible benefit plans and accounts include without limitation:

•	cash or deferred arrangements (e.g., 401(k) plans, including SIMPLE 401(k) plans);

•	tax-sheltered annuity plans (e.g., 403(b) plans);

•	profit sharing plans;

•	money purchase plans;

•	defined benefit plans; and

•	target benefit plans.

Other benefit plans and accounts may be eligible to buy fund shares. Contact your Financial Advisor at UBS Financial Services Inc. for more information regarding these benefit plans.

Although the amount that you may contribute to an eligible benefit plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in an eligible benefit plan in the fund without regard to these limitations.

Selling shares

Shares of the fund are sold automatically in the order described in the UBS Account Agreements to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. securities account.

If the proceeds from selling your fund shares remain in the eligible benefit plan sweep account, certain adverse tax consequences that may otherwise be applicable to eligible benefit plan distributions will not occur.

Your sales proceeds will be paid in federal funds ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Additional information about your account

Investment programs buying or holding shares for their client accounts may charge clients for cash management and other services provided in connection with their accounts.

You should consider the terms of your investment program before purchasing shares.

You will receive a confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

UBS Liquid Assets Government Fund

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the US Securities and Exchange

Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

UBS Liquid Assets Government Fund

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost, unless the fund’s board (or UBS AM as valuation designee) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor at UBS Financial Services Inc. is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic sweep program described above.

The fund’s board designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to UBS AM the responsibility for making fair value determinations with respect to the fund’s portfolio securities. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Although not a principal strategy of the fund, the fund’s portfolio investments may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

UBS Liquid Assets Government Fund

Management

Investment advisor

UBS Asset Management (Americas) LLC (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2025, UBS AM had approximately $563 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $2.0 trillion in assets under management worldwide as of June 30, 2025. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.

Advisory and administration fees

The fund has agreed to pay advisory and administration fees to UBS AM that are limited to reimbursements for estimated direct costs, excluding any profit or overhead. For the fiscal year ended April 30, 2025, UBS AM voluntarily waived its entire advisory and administrative fee. Had UBS AM not done so, the fund would have paid UBS AM advisory and administrative fees at an estimated effective annual rate of 0.02% of its average daily net assets. As of the date of this prospectus, UBS AM is waiving its entire management fee but may terminate this voluntary waiver at any time.

Under the agreement with the fund, UBS AM manages the investment operations of the fund and also administers the fund’s business affairs.

UBS AM is entitled to be reimbursed by the fund for its direct advisory and administrative costs and expenses, excluding any profit or overhead, incurred in providing services to the fund. UBS AM’s costs include the following: (i) paying the salaries and expenses of the fund’s officers and other personnel engaged in administering the fund’s business; (ii) monitoring financial and shareholder accounting services provided by the fund’s custodian/sub-administrator and transfer agent, respectively; (iii) responding to shareholder inquiries and disseminating information to shareholders; (iv) monitoring compliance with the fund’s registration statement and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (v) preparing semiannual and annual reports to shareholders; (vi) preparing filings required by the SEC; (vii) assisting in the preparation of federal, state and local tax returns; (viii) assisting with the payment of notice filing fees under state securities laws; (ix) organizing annual and special meetings of the fund’s shareholders; and (x) paying any other costs and expenses UBS AM incurs in managing the portfolio of the fund. UBS AM periodically will review fund expenses in an effort to confirm that only direct costs and expenses are paid to UBS AM by the fund. The fund will incur other expenses in its operations.

A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s Form N-CSR for the fiscal period ended October 31, 2024.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

UBS Liquid Assets Government Fund

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

Taxes

Eligible benefit plan participants ordinarily do not pay taxes on dividends their plans receive on fund shares until they withdraw the proceeds from the plan. Generally, withdrawals from an eligible benefit plan will be taxable as ordinary income. Withdrawals will be subject to an additional tax equal to 10% of the amount distributed unless the withdrawals are used to pay certain higher education expenses, certain acquisition costs of first-time home buyers, or in certain situations, are made after the participant:

•	reaches age 59 1⁄2;

•	becomes permanently disabled; or
•	for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan.

You should consult your tax adviser concerning the timing and tax consequences of withdrawals from your eligible benefit plan.

The failure of an eligible benefit plan to make sufficient distributions to a participant after the participant reaches age 72 may be subject to an excise tax. Moreover, certain contributions to a benefit plan in excess of the amounts permitted by law may be subject to an excise tax.

If you hold fund shares other than through a tax-exempt account or plan such as an IRA or 401(k) plan, the dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. For these shareholders, the fund expects that its dividends will be taxed as ordinary income.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

UBS Liquid Assets Government Fund

The fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).

The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings and other information

The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR. The fund’s Forms N-CSR are available on the SEC’s website at

http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semi-annual and annual reports for the fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.

Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

UBS Liquid Assets Government Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the fund’s Form N-CSR. You may obtain copies of the fund’s Form N-CSR without charge by calling toll free 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.048	0.053	0.030	0.001	0.001
Net realized and unrealized gain (loss)	0.000 [1]	0.000 [1]	(0.000)[1]	(0.000)[1]	—
Net increase (decrease) from operations	0.048	0.053	0.030	0.001	0.001
Dividends from net investment income	(0.048)	(0.053)	(0.030)	(0.001)	(0.001)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.048)	(0.053)	(0.030)	(0.001)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	4.83%	5.42%	2.97%	0.05%	0.15%
Ratios to average net assets:
Expenses before fee waivers	0.06%	0.06%	0.07%	0.07%	0.07%
Expenses after fee waivers	0.04%	0.04%	0.04%	0.04%	0.04%
Net investment income (loss)	4.82%	5.30%	2.97%	0.05%	0.14%
Supplemental data:
Net assets, end of year (000’s)	$1,081,220	$1,068,672	$988,106	$1,018,771	$1,099,849

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

If you want more information about the fund, the following documents are available free of charge upon request:

Annual/semiannual reports and Forms N-CSR Filed with the SEC

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders and Form N-CSR filed with the SEC. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The fund’s SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor at UBS Financial Services Inc. You may obtain free copies of the fund’s annual and semiannual reports and its SAI and other information such as the fund financial statements by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI and other information such as the fund financial statements will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.

UBS Series Funds

—UBS Liquid Assets Government Fund

Investment Company Act File No. 811-08767

© UBS 2025. All rights reserved.

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UBS Liquid Assets Government Fund

Prospectus | August 28, 2025